UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2026, NeoVolta, Inc. (the “Company”) entered into RSU Cancellation Agreements (the “Agreement”) with Ardes Johnson, Chief Executive Officer, and Steve Bond, Chief Financial Officer, of the Company, pursuant to which the Company and each of Messrs. Johnson and Bond agreed to cancel certain Restricted Stock Unit Awards (the “RSUs”) previously granted to Messrs. Johnson and Bond under the Company’s 2019 Stock Plan, as amended (the “Plan”) pursuant to which Messrs. Johnson and Bond were entitled to 1,280,000 and 240,000 shares of Company common stock, respectively.

Under the terms of the Agreement, in consideration for the cancellation of the RSUs, the Company agreed to issue new stock option awards in such amount as approved by the Compensation Committee of the Company’s Board of Directors, in accordance with the terms of the Plan. On February 23, 2026, the Company agreed to issue Messrs. Johnson and Bond option awards to purchase 1,880,166 shares and 352,531 shares of Company common stock, respectively, at an exercise price of $3.54 per share (which was the closing price of the Company’s common stock on the date of grant). The number of options issued to Messrs. Johnson and Bond were calculated using a methodology intended to replicate the equivalent value of the cancelled RSUs. The options issued to Mr. Johnson vest as follows: 25% on issuance and 25% on each of April 19, 2026; April 19, 2027; and April 19, 2028, subject to Mr. Johnson’s continued service to the Company on each vesting date, and expire on February 23, 2031. The options issued to Mr. Bond vest as follows: 25% on issuance and 25% on each of February 4, 2027; February 4, 2028; and February 4, 2029, subject to Mr. Bond’s continued service to the Company on each vesting date, and expire on February 23, 2031. The foregoing option awards were granted in accordance with the terms of the Plan.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of RSU Cancellation Agreement, by and among NeoVolta, Inc. and each of Ardes Johnson and Steve Bond, dated February 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: February 25, 2026

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